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                           OSICOM TECHNOLOGIES, INC.
                                2800 28TH Street
                                   Suite 100
                         Santa Monica, California 90405

                                                                  March 10, 1999

Mr. Cornelius Peterson VIII
President and CEO
NETsilicon, Inc.
411 Waverly Oaks Road
Suite 227
Waltham, Mass. 02154

Dear Pete:

     This letter confirms our agreement to amend the Intercompany Agreement (the "Agreement") dated as of May 1, 1998 between NETsilicon, Inc. ("NSI") and Osicom Technologies, Inc. ("Osicom") as set forth below. Osicom and NETsilicon hereby agree that these amendments shall be effective as of May 1, 1998.

     1. The term of paragraph 5 of the Agreement, as to engineering support only, shall expire on June 30, 1999, subject, however, to the right of Osicom to terminate such extension at any time on five (5) business days prior written notice to NSI. The term of paragraph 5 of the Agreement, as to manufacturing services, shall expire on April 30, 1999.

     2. Paragraph 8 of the Agreement is hereby deleted and replaced in its entirety by the following: NSI and Osicom shall jointly own the intellectual property set forth on the attached Schedule C (the "Intellectual Property") subject to the following limitations: (a) Osicom's rights to the Intellectual Property shall be limited to its use solely for the purpose of developing, manufacturing and selling the commercial products listed on Schedule A to the Agreement; (b) Osicom shall not use the Intellectual Property in any products that directly compete with any NETsilicon products; and (c) Osicom shall have no right to sell, license, transfer or assign to any third party all or any part of its rights in the Intellectual Property or any derivative thereof. Furthermore, Osicom acknowledges that, except as provided herein, NETsilicon's rights to the Intellectual Property are owned by NETsilicon without limitation.

     3. Schedule C of the Agreement is hereby deleted and replaced it its entirety by Schedule C attached to this letter and made a part hereof.







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     4.   Except as amended by this letter, the Agreement remains in full force and effect according to its terms.

     If the foregoing correctly sets our agreement, please sign and return this letter to me.

                                        Very truly yours,

                                        OSICOM TECHNOLOGIES, INC.



                                        By: /s/ Par Chadha
                                            ____________________________________
                                            Par Chadha, Chief Executive Officer


Agreed to and accepted
this 10th day of March, 1999


NETsilicon, Inc.


/s/ Cornelius Peterson VIII
___________________________
Cornelius Peterson, VIII
President and CEO










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                                   EXHIBIT C

NSI INTELLECTUAL PROPERTY AVAILABLE FOR OSICOM USE

ALL DESIGNS OF NSI AS OF THE DAY OF COMMENCEMENT OF THE IPO AS FOLLOWS:

NET+ARM

Verilog for the NETARM chips 12, 15 and 40
Test bench for the NETARM chips 12, 15 and 40
Schematics, BOM and Artwork files for the NETARM Development Board Source code that NETsilicon owns for the NET+ARM software and firmware:
     Release D.2 for pSOS and Release D.2 for VxWorks
Source code for the HTML to C compiler
Source code for the flash download utility

COMMERCIAL PRINT SERVERS

Schematics, BOM and Artwork files for the commercial NET+ARM based boards:
     Pocket, 500/1000 and EIO
Schematics, BOM and Artwork files for the 68340 Ethernet and Token Ring boards
     500/1000, 2000, MIO
Electronic versions of manuals, latest revision
Source code that NETsilicon owns for the Commercial Print Servers
Source code for utility software:
     NSDOCTOR
     NSBROWSE
     FTP Flash downloads
     IP and IPX P2P

SOURCE CODE NOT OWNED BY NETSILICON INCLUDES THE FOLLOWING:
     PSOS
     VxWorks
     TCP/IP
     IPX/SPX
     AppleTalk
     HTTP
     SNMP
     Streams

MANUFACTURING DOCUMENTATION

Whatever documentation that is in existence to support manufacturing




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